                                   For further information, contact
                                   Kevin R. Stitt, 314/466-7662


                BOATMEN'S REPORTS 19 PERCENT GAIN
                ---------------------------------
                  IN FOURTH-QUARTER NET INCOME;
                  -----------------------------
                  RECORD FULL-YEAR EPS OF $3.40
                  -----------------------------


     ST. LOUIS, January 19, 1995 -- Boatmen's Bancshares, Inc. (NASDAQ:BOAT) today reported that fourth-quarter 1994 net income increased 19 percent to $92.0 million, or $.88 per common share, from $77.1 million, or $.75 per common share, in the fourth quarter of 1993. Return on assets and return on equity improved to 1.31 percent and 16.67 percent, respectively, from 1.18 percent and 14.91 percent, respectively, for the prior-year period.
     For full-year 1994, net income rose nearly 12 percent to a record $355.3 million, or $3.40 per share, from $317.4 million, or $3.07 per share. Return on assets was 1.29 percent and return on equity was 16.31 percent compared with 1.27 percent and 15.99 percent, respectively, for 1993.
     "Our fourth-quarter performance is consistent with the pattern of strong loan growth and excellent credit quality that has been evident throughout 1994," explained Andrew B. Craig, III, chairman and chief executive officer. "Economic activity in our markets remains vibrant, providing us with good momentum going into 1995."

                             -more-

                                                                         Page 4
Add one

     The improved performance for the fourth quarter and year reflected higher net interest income and non-interest income, as well as lower provisions for loan losses.
     Loans at December 31 totaled $16.5 billion, an increase of more than 11 percent over year-earlier levels, and up 2.3 percent from September 30, 1994. "The growth in loans was evident throughout our nine-state operating territory," Craig pointed out.
     Net interest income for the fourth quarter increased to $260.2 million from $246.6 million in the fourth quarter of 1993 and from $258.6 million in the 1994 third quarter. The net interest margin for the quarter was 4.29 percent, compared with
4.41 percent in the fourth quarter of 1993 and 4.33 percent in the 1994 third quarter.
     Non-interest income was $136.0 million, up from $134.0 million the year before. Trust fees and credit card fees were higher while investment banking fees and mortgage banking revenues were lower.
     Non-interest expense for the quarter was $252.4 million, down from $253.8 million in the prior-year's period. The prior year included merger-related charges of approximately $4.7 million associated with the First Amarillo acquisition.
     The provision for loan losses was $4.4 million for the quarter, down from $11.9 million the year before. Net loan charge-offs declined to $9.4 million from $12.5 million in the fourth quarter of 1993. For full-year 1994, the provision for loan losses was $24.3 million and net loan charge-offs were $24.2 million versus $60.2 million and $34.0 million in 1993, respectively.

                             -more-

                                                                         Page 5
Add two

     Non-performing assets decreased 35 percent to $185.6 million or 1.12 percent of total loans and foreclosed property at the end of 1994, compared with $285.5 million or 1.90 percent the year before. At September 30, 1994, non-performing assets were $257.2 million, or 1.58 percent of total loans and foreclosed property. "As a percentage of total loans and foreclosed property, non-performing assets are at the lowest level in more than 10 years," Craig observed.
     The reserve for loan losses represented 273 percent of non-performing loans at December 31, 1994, up from 224 percent at September 30, 1994, and 195 percent at year-end 1993.
     Tier 1 and total risk-based capital ratios were approximately 10.55 percent and 13.94 percent, respectively, compared with 10.67 percent and 14.42 percent, respectively, at the end of 1993. Both ratios are significantly above the regulatory guidelines for a "well-capitalized" bank of 6 percent and 10 percent, respectively. The leverage ratio was 7.16 percent versus 6.93 percent the year before.
     Boatmen's Bancshares, with assets of $28.9 billion, is one of the 30 largest U.S. bank holding companies, operating more than 400 locations in nine states. Boatmen's also ranks among the nation's largest providers of trust services with approximately $36 billion in assets under management.

                       -tables attached-


SUMMARY OF SELECTED FINANCIAL INFORMATION                                Page 6
BOATMEN'S BANCSHARES, INC.

                                            Quarter ended December 31        Year ended December 31
                                            -------------------------     -----------------------------

(in millions except per share data)          1994      1993    % change     1994       1993    % change
- -----------------------------------         ------    ------   --------   --------    ------   --------

EARNINGS
- --------
Net interest income                         $260.2    $246.6     5.5 %    $1,023.9    $974.5     5.1 %
Provision for loan losses                      4.4      11.9   (69.2)         24.3      60.2   (59.6)
Noninterest income                           136.0     134.0     1.5         526.5     500.4     5.2
Noninterest expense                          252.4     253.8    (0.6)        984.6     950.4     3.6
Net income                                    92.0      77.1    19.3         355.3     317.4    11.9

SHARE DATA
- ----------
Net income                                   $0.88     $0.75    17.3 %       $3.40     $3.07    10.7 %
Dividends declared                            0.34      0.31     9.7          1.30      1.18    10.2
Book value (period end)                      21.10     20.49     3.0         21.10     20.49     3.0
Tangible book value (period end)             18.69     17.84                 18.69     17.84     4.8
Shares outstanding (period end)                                              104.3     104.1     0.2
Average shares outstanding                                                   104.6     103.5     1.1

SELECTED FINANCIAL RATIOS
- -------------------------
Return on assets                              1.31 %    1.18 %                1.29 %    1.27 %
Return on total equity                       16.67     14.91                 16.31     15.99
Net interest margin                           4.29      4.41                  4.32      4.53
Capital ratios
  Equity to assets                            7.61      8.00
  Risk-based capital:
    Tier I capital                           10.55     10.67
    Total capital                            13.94     14.42
  Tier 1 leverage ratio                       7.16      6.93

FINANCIAL POSITION AT PERIOD END
- --------------------------------
Total assets                             $28,927.2 $26,654.0     8.5 %
Loans                                     16,480.4  14,825.9    11.2
Reserve for loan losses                      342.0     341.1     0.3
Deposits                                  22,189.6  20,909.0     6.1
Long-term debt                               515.1     486.3     5.9
Equity                                     2,200.8   2,133.3     3.2

CONSOLIDATED STATEMENT OF INCOME                                                                    Page 7
BOATMEN'S BANCSHARES, INC.
                                                      Quarter ended December 31               Year ended December 31
                                                  --------------------------------         ----------------------------
(in thousands)                                         1994               1993                1994                1993
                                                  --------------      ------------         ------------       ------------
Interest income
     Interest and fees on loans                      $343,025            $287,592            $1,265,749         $1,119,802
     Interest on short-term investments                   874                 257                 3,424              1,997
     Interest on Federal funds sold and securities
       purchased under resale agreements                6,790               2,380                13,623             13,361
     Interest on held to maturity securities:
       Taxable                                         50,025              92,383               178,875            381,278
       Tax-exempt                                      13,338              13,907                54,771             58,381
                                                  --------------      ------------         ------------       ------------
       Total interest on held to maturity securities   63,363             106,290               233,646            439,659
     Interest on available for sale securities         61,129               7,169               248,707             29,057
     Interest on trading securities                       377               1,063                 2,524              2,570
                                                  --------------      ------------         ------------       ------------
       Total interest income                          475,558             404,751             1,767,673          1,606,446
                                                  --------------      ------------         ------------       ------------
Interest expense
     Interest on deposits                             148,070             128,331               534,173            528,844
     Interest on Federal funds purchased and other
       short-term borrowings                           55,497              19,126               164,381             62,367
     Interest on capital lease obligation                 944                 965                 3,779              3,858
     Interest on long-term debt                        10,870               9,704                41,411             36,905
                                                  --------------      ------------         ------------       ------------
       Total interest expense                         215,381             158,126               743,744            631,974
                                                  --------------      ------------         ------------       ------------
       Net interest income                            260,177             246,625             1,023,929            974,472
Provision for loan losses                               4,400              11,853                24,306             60,184
                                                  --------------      ------------         ------------       ------------
       Net interest income after provision for
         loan losses                                  255,777             234,772               999,623            914,288
                                                  --------------      ------------         ------------       ------------
Noninterest income
     Trust fees                                        40,622              37,895               156,476            149,580
     Service charges                                   41,001              41,250               163,049            153,201
     Credit card                                       20,685              14,934                69,310             54,389
     Investment banking profits and fees                7,135               8,657                30,707             35,600
     Securities gains, net                              1,409               1,753                 6,201              2,807
     Other                                             25,140              29,481               100,784            104,782
                                                  --------------      ------------         ------------       ------------
       Total noninterest income                       135,992             133,970               526,527            500,359
                                                  --------------      ------------         ------------       ------------
Noninterest expense
     Staff                                            120,229             119,147               489,544            466,480
     Net occupancy                                     16,748              17,140                67,190             69,429
     Equipment                                         20,960              21,132                83,081             77,527
     FDIC insurance                                    11,249              11,381                45,405             44,385
     Credit card                                       12,050               9,981                42,218             35,205
     Intangible amortization                            8,234               9,578                33,216             30,571
     Advertising                                        9,705               8,567                30,492             27,817
     Foreclosed property costs, net                       (46)             (1,235)               (4,011)            (4,790)
     Other                                             53,231              58,110               197,507            203,797
                                                  --------------      ------------         ------------       ------------
       Total noninterest expense                      252,360             253,801               984,642            950,421
                                                  --------------      ------------         ------------       ------------
       Income before income tax expense               139,409             114,941               541,508            464,226
Income tax expense                                     47,401              37,819               186,176            146,807
                                                  --------------      ------------         ------------       ------------
Net income                                            $92,008             $77,122              $355,332           $317,419
                                                  ==============      ============         ============       ============
Net income per share                                    $0.88               $0.75                 $3.40              $3.07
                                                  ==============      ============         ============       ============
Dividends declared per share                            $0.34               $0.31                 $1.30              $1.18
                                                  ==============      ============         ============       ============
Average shares (YTD)                                                                        104,630,542        103,489,599
                                                  ==============      ============         ============       ============
Returns:
     Return on assets                                    1.31 %              1.18 %                1.29 %             1.27 %
     Return on equity                                   16.67               14.91                 16.31              15.99
Preferred dividends declared                              $20                 $21                   $80                $85
Fully taxable equivalent (FTE) adjustment               8,640               9,060                34,206             35,547

CONSOLIDATED BALANCE SHEET                                               Page 8
BOATMEN'S BANCSHARES, INC.

(in thousands)                                               December 31          September 30
- --------------                                        -------------------------   ------------

Assets                                                   1994           1993          1994
- ------                                                ----------     ----------    ----------

Cash and due from banks                               $1,885,484    $1,608,051     $1,767,030
Short-term investments                                    43,704        24,748         45,604
Securities:
  Held to maturity                                     4,203,507     3,324,847      4,200,436
  Available for sale                                   3,887,217     5,176,966      4,107,319
  Trading                                                 31,674        48,081         25,600
Federal funds sold and securities purchased under
   resale agreements                                   1,082,110       407,672        775,293
Loans (net of unearned income of $65,751
   $67,338 and $48,917, respectively)                 16,480,437    14,825,922     16,104,659
   Less reserve for loan losses                          342,030       341,099        347,060
                                                    ------------  ------------   ------------
   Loans, net                                         16,138,407    14,484,823     15,757,599
                                                    ------------  ------------   ------------
Property and equipment                                   524,812       480,586        519,609
Other assets                                           1,130,303     1,098,275      1,093,507
                                                    ------------  ------------   ------------
   Total assets                                      $28,927,218   $26,654,049    $28,291,997
                                                    ============  ============   ============


Liabilities and Stockholders' Equity
- ------------------------------------

Liabilities:
Demand deposits                                       $4,589,782    $4,769,947     $4,318,661
Retail savings deposits and interest-bearing
   transaction accounts                                8,818,248     8,773,058      8,661,614
Time deposits                                          8,781,532     7,365,997      7,504,041
                                                    ------------  ------------   ------------
   Total deposits                                     22,189,562    20,909,002     20,484,316
                                                    ------------  ------------   ------------

Federal funds purchased and securities sold
   under repurchase agreements                         1,888,970     1,996,022      2,386,177
Short-term borrowings                                  1,761,701       815,971      2,336,021
Capital lease obligation                                  38,359        39,224         38,575
Long-term debt                                           515,083       486,253        515,428
Other liabilities                                        331,570       273,168        323,503
                                                    ------------  ------------   ------------
   Total liabilities                                  26,725,245    24,519,640     26,084,020
                                                    ------------  ------------   ------------
Redeemable preferred stock                                 1,142         1,155          1,142
                                                    ------------  ------------   ------------
Stockholders' Equity:
Common stock ($1 par value; 150,000,000
   shares authorized; 104,830,742, 104,125,546 and
   104,789,055 shares issued, respectively)              104,831       104,126        104,789
Surplus                                                  796,158       786,840        795,776
Retained earnings                                      1,419,367     1,200,036      1,362,914
Treasury stock (508,698 shares at cost                   (14,516)
Unrealized net appreciation (depreciation),
  available for sale securities                         (105,009)       42,252        (56,644)
                                                    ------------  ------------   ------------
   Total stockholders' equity                          2,200,831     2,133,254      2,206,835
                                                    ------------  ------------   ------------
   Total liabilities and stockholders' equity        $28,927,218   $26,654,049    $28,291,997
                                                    ============  ============   ============
Book value per share                                      $21.10        $20.49         $21.06
                                                    ============  ============   ============
Tangible book value per share                             $18.69        $17.84         $18.58
                                                    ============  ============   ============

CREDIT QUALITY STATISTICS                                                Page 9
BOATMEN'S BANCSHARES, INC.

                                               Quarter ended December 31           Year ended December 31
                                              --------------------------          --------------------------
RESERVE FOR LOAN LOSSES
- -----------------------
(in thousands)                                  1994              1993              1994              1993
- --------------                                --------          --------          --------          --------

Balance, beginning of period                  $347,060          $341,779          $341,099          $302,021
Charge-offs                                    (17,804)          (24,521)          (65,941)          (74,202)
Recoveries                                       8,374            11,988            41,693            40,239
                                              --------          --------          --------          --------
         Net charge-offs                        (9,430)          (12,533)          (24,248)          (33,963)
                                              --------          --------          --------          --------

Provision for loan losses                        4,400            11,853            24,306            60,184
Reserves of acquired subsidiaries                                                      873            12,857
                                              --------          --------          --------          --------

Balance, end of period                        $342,030          $341,099          $342,030          $341,099
                                              ========          ========          ========          ========

Reserve at December 31:
         Loan reserve as % of net loans           2.08 %            2.30 %            2.08 %            2.30 %
         Loan reserve as multiple of net
          charge-offs                             9.07 x            6.80 x           14.11 x           10.04 x

Net charge-offs during the period:
         Net charge-offs as % of net loans        0.23 %            0.34 %            0.15 %            0.23 %
         Net charge-offs as % of net loans
          (average)                               0.23              0.34              0.15              0.24
         Net charge-offs as % of loan reserve    11.03             14.70              7.09              9.96


Note:  Ratios are annualized when appropriate.


                                                           December 31                September 30
                                                     --------------------------       ------------
NONPERFORMING ASSETS
- --------------------
(in thousands)                                         1994              1993              1994
- --------------                                       --------          --------          --------

Nonaccrual                                           $102,521          $142,853          $109,783
Restructured                                            7,090            14,807             7,143
Past due 90 days or more                               15,559            17,238            37,962
                                                     --------          --------          --------
          Total nonperforming loans                   125,170           174,898           154,888
                                                     --------          --------          --------

Foreclosed property                                    60,393           110,639           102,308
                                                     --------          --------          --------
          Total nonperforming assets                 $185,563          $285,537          $257,196
                                                     ========          ========          ========


          Nonperforming loans as % of total loans        0.76 %            1.17 %            0.96 %
          Nonperforming assets as % of total loans
            and foreclosed property                      1.12              1.90              1.58
          Nonperforming assets as % of total assets      0.64              1.07              0.91
          Loan reserve as % of nonperforming loans     273.25            195.03            224.07

RISK-BASED CAPITAL                                             Page 10
BOATMEN'S BANCSHARES, INC.
                                                                December 31               September 30
                                                      ------------------------------      ------------
(in millions)                                              1994             1993              1994
- -------------                                         ------------        ----------      ------------
Tier I Capital:
         Stockholders' equity                            $2,200.8          $2,133.3          $2,206.8
         Unrealized net (appreciation) depreciation,
            available for sale securities                   105.0             (42.3)             56.7
                                                      ------------        ----------      ------------
         Stockholders' equity, net                        2,305.8           2,091.0           2,263.5
         Minority interest                                    0.7               0.7               0.7
         Intangible assets:
            Goodwill                                       (170.5)           (181.6)           (174.1)
            Core deposit premium                            (73.9)            (85.3)            (78.9)
                                                      ------------        ----------      ------------
         Total Tier I                                     2,062.1           1,824.8           2,011.2
                                                      ------------        ----------      ------------


Tier II Capital:
         Allowable reserve for loan losses                  245.4             215.3             239.8
         Qualifying long-term debt                          415.0             425.2             425.0
                                                      ------------        ----------      ------------
         Total Tier II                                      660.4             640.5             664.8
                                                      ------------        ----------      ------------
         Total Capital                                   $2,722.5          $2,465.3          $2,676.0
                                                      ============        ==========      ============

Risk-Adjusted Assets                                    $19,537.1         $17,098.0         $19,079.4
                                                      ============        ==========      ============


Risk-Based Capital Ratios
- -------------------------
         Tier I                                            10.55%            10.67%            10.54%
         Total                                             13.94%            14.42%            14.03%
         Tier I leverage ratio                              7.16%             6.93%             7.15%

CONSOLIDATED AVERAGE BALANCE SHEET
AND NET INTEREST MARGIN                                                                                         Page 11
BOATMEN'S BANCSHARES, INC.
                                                    Quarter ended December 31                        Year ended December 31
                                            -------------------------------------------   --------------------------------------
                                                  1994                     1993                  1994                 1993
                                            --------------------  ---------------------   ------------------   -----------------
Average balances (in millions)              Balance      Rate        Balance      Rate      Balance   Rate       Balance   Rate
- ------------------------------              --------------------  ---------------------   ------------------   -----------------
Assets:
  Loans, net of unearned income            $16,270.9     8.48 %     $14,666.2     7.90 %   $15,665.7   8.12 %   $14,036.8    8.02%
  Short-term investments                        67.5     5.18            31.2     3.29          79.8   4.29          60.0    3.33
  Federal funds sold and securities
   purchased under resale agreements           504.1     5.39           297.9     3.20         291.1   4.68         429.9    3.11
  Held to maturity securities:
    Taxable                                  3,424.6     5.84         6,799.5     5.43       3,245.3   5.51       6,396.7    5.96
    Tax-exempt                                 788.3    10.07           841.0    10.00         791.1  10.42         860.1   10.21
                                           ---------               ----------              ---------           ----------
    Total held to maturity securities        4,212.9     6.63         7,640.5     5.94       4,036.4   6.47       7,256.8    6.46
 Available for sale securities               3,998.8     6.11           469.2     6.11       4,381.4   5.68         483.7    6.01
 Trading securities                             26.1     6.33            85.7     5.13          46.9   5.63          53.6    5.12
                                           ---------               ----------              ---------           ----------
    Total earning assets                    25,080.3     7.72        23,190.7     7.14      24,501.3   7.35      22,320.8    7.36
                                                       ------                  -------                -----                ------
 Less reserve for loan losses                 (348.1)                  (344.9)                (347.7)              (331.0)
 Cash and due from banks                     1,719.4                  1,720.4                1,690.8              1,625.7
 All other assets                            1,624.4                  1,554.5                1,601.3              1,433.0
                                           ---------               ----------              ---------           ----------
      Total assets                         $28,076.0                $26,120.7              $27,445.7            $25,048.5
                                           =========               ==========              =========           ==========

Liabilities and stockholders' equity:
  Retail savings deposits and
    interest-bearing transaction accounts   $8,703.4     2.78 %      $8,601.0     2.38 %    $8,728.9   2.50 %    $8,279.1    2.47%
  Time deposits                              7,595.1     4.62         7,538.8     4.09       7,411.1   4.26       7,710.2    4.21
                                           ---------               ----------              ---------           ----------
    Total interest-bearing deposits         16,298.5     3.63        16,139.8     3.18      16,140.0   3.31      15,989.3    3.31
  Federal funds purchased and other
    short-term borrowings                    4,217.5     5.26         2,579.6     2.97       3,817.3   4.31       2,094.7    2.98
  Capital lease obligation                      38.4     9.72            39.3     9.72          38.8   9.72          39.6    9.72
  Long-term debt                               520.8     8.35           487.8     7.96         516.0   8.03         456.4    8.09
                                           ---------               ----------              ---------           ----------
    Total interest-bearing liabilities      21,075.2     4.09        19,246.5     3.29      20,512.1   3.63      18,580.0    3.40
                                                       ------                  -------                -----                ------
  Demand deposits                            4,449.2                  4,560.9                4,445.5              4,233.2
  All other liabilities                        343.0                    242.5                  308.9                249.2
                                           ---------               ----------              ---------           ----------
    Total liabilities                       25,867.4                 24,049.9               25,266.5             23,062.4
  Redeemable preferred stock                     1.1                      1.2                    1.1                  1.2
  Total stockholders' equity                 2,207.5                  2,069.6                2,178.1              1,984.9
                                           ---------               ----------              ---------           ----------
    Total liabilities and stockholders'
     equity                                $28,076.0                $26,120.7              $27,445.7            $25,048.5
                                           =========               ==========              =========           ==========

Interest rate spread                                     3.63 %                   3.85 %               3.72 %                3.96%
Effect of noninterest-bearing funds                      0.66                     0.56                 0.60                  0.57
                                                       ------                  -------                -----                ------
Net interest margin                                      4.29 %                   4.41 %               4.32 %                4.53%
                                                       ======                  =======                =====                 ======

Rates are computed on a fully taxable equivalent basis using the Federal statutory income tax rate, net of non-deductible interest expense.
